April 27, 2012

Reporters May Contact:

Kelly Polonus, Great Southern Bank, (417) 224.3082
kpolonus@greatsouthernbank.com

Great Southern Bank Assumes Deposits and Purchases Assets of
Maple Grove, Minn.-based Inter Savings Bank, FSB
Company welcomes new Minnesota customers

Springfield, Mo. – Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc. (NASDAQ:GSBC), announced that it has entered into a purchase and assumption agreement, including a loss sharing agreement, with the Federal Deposit Insurance Corporation (FDIC) to purchase substantially all of the assets and to assume substantially all of the deposits and other liabilities of Inter Savings Bank, FSB (“InterBank”), a full-service bank headquartered in Maple Grove, Minn.  All former InterBank offices will open with normal operating hours on Monday, April 30, 2012, as branches of Great Southern Bank.

Current InterBank depositors will automatically become depositors of Great Southern Bank, and qualifying accounts will continue to be insured by the FDIC.  If customers have accounts at both InterBank and Great Southern Bank, the accounts will be insured separately for at least six months. Customers can continue to access their money by writing checks or using ATM or debit cards. Checks drawn on InterBank will continue to be processed. Loan customers should continue to make their payments as usual. Customers of both banks should continue to bank as they normally do at their existing branches until Great Southern can fully integrate the deposit and loan records of InterBank.
“We welcome InterBank customers and employees to Great Southern. Customers can be confident that their deposits are safe and readily accessible. It’s business as usual,” said Great Southern President and CEO Joseph W. Turner. “Great Southern has served customers’ financial needs for 89 years with a deep commitment to building winning relationships. We look forward to the opportunity of serving former InterBank customers.”

Established in 1965, InterBank operated four locations in three counties in the Minneapolis-St. Paul area. Great Southern will be assuming approximately $467 million of deposits of InterBank at no premium. Additionally, Great Southern is purchasing approximately $403 million in loans and $11 million of other real estate owned (ORE) at a total discount of $60 million. The loans (excluding approximately $400,000 of consumer loans) and ORE purchased are covered by a loss sharing agreement between the FDIC and Great Southern.

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Under this agreement, the FDIC has agreed to cover 80% of the losses on the covered loans and ORE.  In addition, Great Southern will also be purchasing cash and certain marketable securities of InterBank. The Company anticipates recording this transaction under ASC 805 – Business Combinations, in the quarter ending June 30, 2012. The financial statement effects of this transaction will be disclosed at a later date upon completion of further review and analysis, but the Company anticipates that this transaction will be accretive to income and equity beginning in the current quarter, and in subsequent quarters.

Customers with questions about today's transaction should call the FDIC toll-free at 800-405-8357. The phone number will be operational this evening until 9:00 p.m., Central Daylight Time (CDT); on Saturday from 9:00 a.m. to 6:00 p.m., CDT; on Sunday from noon to 6:00 p.m., CDT; Monday from 8:00 a.m. to 8:00 p.m., CDT; and thereafter from 9:00 a.m. to 5:00 p.m. Interested parties also can visit the FDIC's Web site at http://www.fdic.gov/bank/individual/failed/interbank.html. In addition, customers can visit their former InterBank branch should they have questions about their banking relationship.

Headquartered in Springfield, Mo., Great Southern offers banking, investment, insurance and travel services. Including this acquisition, Great Southern now operates 107 retail banking centers and hundreds of ATMs in Missouri, Arkansas, Iowa, Kansas, Nebraska and now Minnesota. With $3.9 billion in assets at March 31, 2012, without taking into consideration this transaction, Great Southern Bancorp, Inc. is a public company and its common stock (ticker: GSBC) is listed on the NASDAQ Global Select Market.

www.GreatSouthernBank.com

Forward-Looking Statements

When used in documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result" "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) expected cost savings, synergies and other benefits from the Company’s merger and acquisition activities, including but not limited to this FDIC-assisted transaction and the recently completed FDIC-assisted transaction involving Sun Security Bank, might not be realized within the anticipated time frames or at all, the possibility that the amount of the gain the Company ultimately recognizes from this transaction and the Sun Security Bank transaction will be materially different from the preliminary gain recorded, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company’s market areas; (iii) fluctuations in interest rates; (iv) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (v) the possibility of other-than-temporary impairments of securities held in the Company’s securities portfolio; (vi) the Company’s ability to access cost-effective funding; (vii) fluctuations in real estate values and both residential and commercial real estate market conditions; (viii) demand for loans and deposits in the Company’s market areas; (ix) legislative or regulatory changes that adversely affect the Company’s business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the new overdraft protection regulations and customers’ responses thereto; (x) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xi) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xii) the uncertainties arising from the Company’s participation in the Small Business Lending Fund, including uncertainties concerning the potential future redemption by us of the U.S. Treasury’s preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; (xiii) costs and effects of litigation, including settlements and judgments; and (xiv) competition.  The Company wishes to advise readers that the factors listed above and other risks described from time to time in the Company’s filings with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

GREAT SOUTHERN BANK FOOTPRINT
(Including InterBank Branches)

107 Banking Centers

Missouri, Arkansas, Iowa, Kansas, Minnesota and Nebraska

Headquarters:  Springfield, Mo.

InterBank
Great Southern Bank
MINNESOTA
MAPLE GROVE
ROSEVILLE
EDINA
LAKEVILLE
IOWA
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